SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being furnished by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is furnished by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO) does not relate to, and is not furnished by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 1.01	Entry into a Material Definitive Agreement

On September 5, 2008, KCP&L filed a rate increase request with the Kansas Corporation Commission (KCC), requesting an additional $71.6 million in annual revenues, with approximately $11.2 million of that amount treated for accounting purposes as an increase to KCP&L’s depreciation reserve.  KCP&L and certain other parties to the proceedings filed on June 18, 2009, a Joint Stipulation and Agreement (Agreement) with the KCC, containing a negotiated settlement of the rate increase request.  A copy of the agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Agreement provides for, among other things, an increase in annual revenues of $59 million, with $18 million of that amount treated for accounting purposes as an increase to KCP&L’s depreciation reserve.  The Agreement also requests that the increase be effective August 1, 2009.  Parties may challenge the prudence of the cost of the Iatan Unit No. 1 environmental project and the cost of facilities used in common by Iatan Units No.1 and No. 2 in KCP&L’s next rate case, but the Kansas jurisdictional portion of any proposed rate base prudence disallowances will not exceed (i) $4.7 million for costs paid or approved for payment as of April 30, 2009 and in-service as of July 4, 2009, and (ii) $2.8 million for the first $56 million of costs not paid or approved for payment as of April 30, 2009.  There is no cap as to the amount of disallowances that may be proposed for costs above this $56 million amount.

The parties to the Agreement are KCP&L, the Staff of the KCC, the Citizens’ Utility Ratepayer Board and Kansas Electric Power Cooperative, Inc.  Kansas Electric Power Cooperative, Inc. is a co-owner, with KCP&L and other utilities, of Iatan Unit No. 2 and Wolf Creek Generating Station.

The Agreement is subject to KCC approval, and is voidable if the KCC does not approve and adopt the terms of the Agreement in total.  It is possible that the KCC may approve the Agreement with changes, or may not approve the Agreement.

Item 8.01	Other Events

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1
Joint Stipulation and Agreement dated June 17, 2009, among Kansas City Power & Light Company, the Staff of the Kansas Corporation Commission, the Citizens’ Utility Ratepayer Board and Kansas Electric Power Cooperative, Inc.

FORWARD-LOOKING STATEMENTS
Statements made in this report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of the Comprehensive Energy Plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including, but not limited to, possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy, KCP&L and GMO; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L and GMO can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity and environmental projects; nuclear operations; workforce risks, including, but not limited to, retirement compensation and benefits costs; the ability to successfully integrate KCP&L and GMO operations and the timing and amount of resulting synergy savings; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which such statement is made.  Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

Date: June 18, 2009.

Exhibit Index

Exhibit No.	Title

10.1
Joint Stipulation and Agreement dated June 17, 2009, among Kansas City Power & Light Company, the Staff of the Kansas Corporation Commission, the Citizens’ Utility Ratepayer Board and Kansas Electric Power Cooperative, Inc.